Item 1: Report to Shareholders

Diversified Mid-Cap Growth Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Mid-cap growth stocks held up fairly well in the volatile environment of the last six months and finished the year with good returns. The speculative, euphoric mood of the first half of 2007 was quickly replaced by economic pessimism in the second half, as many Wall Street firms and commercial banks with exposure to souring subprime mortgages reported substantial losses, credit market liquidity evaporated, and the boom in leveraged buyouts disappeared with the arrival of more reasonable lending conditions. The Federal Reserve reduced short-term interest rates and took other measures to boost liquidity and lessen credit market distress.

HIGHLIGHTS

• Mid-cap growth stocks held up fairly well in the volatile environment of the last six months and finished the year with good returns.

• Your fund did better than its primary benchmark, the Russell Midcap Growth Index, but trailed its Lipper peer group index in the 6- and 12-month periods ended December 31, 2007.

• In the last six months, the fund outperformed the Russell benchmark due to favorable stock selection, particularly in the consumer discretionary and health care sectors. However, weakness among our financials stocks reduced our advantage.

• We believe that the era of loose lending standards and risk-seeking investment behavior has come to an end and that the capital markets environment is becoming more favorable toward our style of investing.

Your fund produced a modest gain of 2.12% in the second half of 2007 and a much stronger 13.59% for the entire year. As shown in the Performance Comparison table, the fund did better than its primary benchmark, the Russell Midcap Growth Index, but trailed the Lipper peer group index in both periods.

In the last six months, the fund outperformed the Russell benchmark due to favorable stock selection, particularly in the consumer discretionary and health care sectors. However, weakness among our financials stocks reduced our advantage. In aggregate, our sector allocations detracted, especially our underweighting in energy, but our overweight in health care was beneficial. For the 12-month period, fund performance relative to the Russell index was greatly helped by strong stock selection in several sectors, especially health care, though our sector allocations, such as underweighting energy and materials, limited our gains.

Relative to competing mid-cap growth portfolios, fund performance was hurt by our stock selection, primarily in the technology sector, where a handful of overvalued “momentum” stocks outperformed shares of companies with good long-term prospects and more reasonable valuations. Our portfolio is materially less aggressive. Momentum has been an important factor driving returns, and investors have become insensitive to the valuations of companies with either strong or weak momentum. We think this is a rather poor time to have an aggressive posture. Over the last five years, we have enjoyed a robust global economic environment, and equity markets have advanced strongly with only brief and modest corrections. It appears unlikely that the next few years will replicate this pattern. Energy and commodity stocks have outperformed other market segments for years, and we have no intention of chasing performance, especially considering the age of the economic expansion. Our underweights in these sectors reflect our preference for differentiated businesses that are not highly leveraged to commodity prices and should perform relatively well as cyclical tailwinds reverse.

MARKET ENVIRONMENT

The U.S. economy expanded at an annualized rate of 4.9% in the third quarter. However, growth is slowing due to the deepening downturn in real estate, a slower pace of job growth, rising energy prices, and generally stricter bank lending standards. Fixed-income investors have become very risk averse. The Citigroup 30-Year Treasury Index rallied 10.18% in 2007, and the 10-year index gained 9.77% . In the second half of the year, the Federal Reserve reduced the fed funds target rate, an inter-bank lending rate that banks also use as a benchmark for their prime lending rates, from 5.25% to 4.25%. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years.

Mid-cap shares held up better than small-caps in the last six months but trailed large-cap shares. The Russell Midcap Index returned -3.92% versus -7.53% for the small-cap Russell 2000 Index and -1.37% for the large-cap S&P 500 Index. For the entire year, mid-caps did best: the Russell Midcap Index returned 5.60% versus 5.49% for the S&P 500 and -1.57% for the Russell 2000.

As shown in the table below, mid-cap growth stocks trounced value in the 6- and 12-month periods ended December 31, 2007. For the most recent five-year period, mid-cap growth and mid-cap value stocks were neck and neck. This is in stark contrast to the five-year performance advantage of value stocks we exhibited in our year-end 2006 report to shareholders. It is notable that deep value strategies in 2007 did especially poorly after a strong multiyear run. One of the fascinating aspects of mean reversion in the capital markets is that trends overshoot for extended periods and appear irresistible, but the reversion can occur rather quickly. Although the mid-cap asset class is an attractive area, investors need to be aware that it has done quite well. Over the last five years, the Russell Midcap Index outperformed the S&P 500 by an average of about 5.4% per year and the Russell 2000 by about 2% per year.

In 2007, we witnessed some long-expected mean reversions in the U.S. following years of small-cap and value stock outperformance, but other longer-term trends have yet to reverse. For example, international stocks, particularly emerging market equities, have outpaced U.S. stocks by a wide margin over the last five years. The MSCI EAFE Index, a broad measure of large-cap stocks in Europe, Australasia, and the Far East, has outperformed the large-cap S&P 500 Index by about 9.25% per year on average, while the MSCI Emerging Markets Index has had an astonishing relative performance advantage of nearly 25% per year on average. Also, cyclical U.S. stocks in the energy, materials, and industrials sectors maintained strong multiyear performance advantages over other areas.

In addition, momentum stocks seemingly continued to defy gravity, despite clear signs of a maturing business cycle. We do not know how long these trends will persist, but we do believe assets whose valuations are overstretched will eventually snap back, resulting in returns that are more consistent with longer-term averages. Investors who have excessive exposure to overvalued areas and who do not respect mean reversion could be disappointed when these trends come to an end.

INVESTMENT STRATEGY

Before discussing the portfolio’s performance in detail, we would like to welcome new shareholders to the fund and thank all of our longer-term investors for their continuing confidence in our stewardship of your assets. For the benefit of all shareholders, here is a brief summary of our investment strategy and the principles that guide our management of the fund.

• The Diversified Mid-Cap Growth Fund invests in mid-cap stocks of companies whose earnings are expected to grow at an above-average rate. We define mid-cap companies as those whose market capitalization at the time of purchase falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index.

• We keep the fund fully invested because we believe that successful market timing is virtually impossible and that the costs associated with frequent trading reduce the likelihood of outperforming the market. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the economy or the market. Our focus is to find mid-cap companies with the best long-term growth potential.

• Unlike other mid-cap growth portfolios that are highly concentrated, the Diversified Mid-Cap Growth Fund will typically invest in about 300 stocks. This high degree of diversification helps to mitigate the downside risk attributable to any single poorly performing security. It is notable that we are investing in companies that are early in their life cycles, and it is inevitable that some will not be as successful as we hope. Accordingly, we balance risk with potential returns.

• Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an attempt to identify companies with superior long-term appreciation prospects. We use a growth approach, looking for companies with a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. We favor companies with above-average earnings growth and lower earnings variability.

• Our time horizons are longer than other mid-cap growth investors. Our portfolio turnover rate in 2007 was 27.9%, which is substantially less than the average of 112% for mid-cap growth funds, according to data from Morningstar. This means our holding period for a typical stock is almost four years, whereas our average competitor holds a given stock for less than one year. Consequently, we view ourselves as long-term investors; we are not short-term speculators or day-traders.

• Valuations are also very important: We look for the best relative values among companies with the strongest businesses and managements.

• We use a number of proprietary quantitative models to identify and evaluate the characteristics of individual mid-cap growth companies and the portfolio as a whole.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are similar to those of mid-cap growth benchmarks, such as the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table on page 6. The portfolio’s median market capitalization is slightly smaller than that of the index. Its average company yield (0.7%) is marginally lower than the benchmark’s while its forward price/earnings (P/E) ratio (19.4X) and the projected earnings growth rate of our holdings (15.5%) are a bit higher. These reflect our commitment to companies with excellent long-term growth prospects. The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is lower than that of the index but still very high. The index has a higher cyclical orientation, and, given the slowing economy, many cyclical companies are probably near their peak levels of profitability. We believe that the best long-term equity investments are companies with high and, at least as importantly, sustainable profitability.

Our sector allocations have some resemblance to those of the Russell index, though we have a few strategic over- or underweightings. Our largest sector commitments at the end of 2007 were information technology, consumer discretionary, health care, and industrials and business services. Investments in the energy and financials sectors are smaller. We have very little exposure to utilities, materials, consumer staples, and telecommunication services stocks because there aren’t many companies in those segments that meet our criteria for growth or return on invested capital.

The consumer discretionary sector, where we often find companies with good business models, excellent cash flow, and other favorable attributes, was one of the few mid-cap sectors with negative returns in 2007. Rising oil prices, declining home values, and weakening economic activity weighed on the sector. However, underweighting this sector relative to the Russell index and good stock selection among our holdings substantially helped the fund’s relative performance throughout the year. In the last six months, for example, hotel and gaming companies such as Hilton, which was acquired by Blackstone Group, and Wynn Resorts greatly added value. We favor hotel management and gaming stocks due to their strong long-term prospects and attractive valuations. Strong performance of Internet retailer Amazon.com, which we eliminated from the portfolio because its market capitalization became too big, was also a major contributor. In addition, for-profit education company DeVry did well, as the company reported improving fundamentals. Although media companies fared poorly, CTC Media, a large Russian TV entertainment broadcaster that we added to the portfolio as a modest holding in the last six months, performed very well on increasing ad revenues. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Good stock selection and an overweight in the health care sector greatly helped our results in 2007. The sector has underperformed for an extended period, and we continue to find many attractively valued companies with excellent long-term prospects. Our emphasis on medical device companies was rewarded, with Intuitive Surgical, a maker of a very successful robotic surgical system, producing extraordinary gains in both halves of the year. Several other equipment and supply companies did well in the last six months, thanks in part to a late-year buyout offer for Respironics. Favoring health care providers and services companies was also advantageous, and pharmacy benefits manager Express Scripts produced strong returns, as the company reported good earnings and lower costs. Biotechnology stocks lagged in the last six months; this is an industry in which we stay well diversified to help reduce risks.

Our stock selection in the industrials and business services sector contributed positively to fund performance in the last six months. Our 15.9% weighting in the sector, which has benefited from economic tailwinds in the last few years, was similar to the sector’s weighting in the Russell index at year-end. However, we prefer businesses in the sector that are less cyclical, such as commercial services. One example is capital equipment auctioneer Ritchie Bros. Auctioneers, a fee-based business that owns relatively few physical assets and has reported consistently steady earnings growth. We also like air freight and logistics companies because they should benefit from the long-term trend toward globalization. In the last six months, underweighting airline stocks helped our results, though we continued to own SkyWest and Southwest Airlines, which we believe are the best-managed businesses in this very challenging industry. In addition, Foster Wheeler and Fluor, which provide construction and engineering services to various industries, including oil and gas companies, produced exceptional returns.

The financials sector was one of the worst-performing sectors in 2007 and one of the weakest in the last few years. Favorable stock selection among financial companies—such as avoiding real estate investment trusts (REITs)—helped the fund’s results relative to the Russell index for the entire year. For several years, we wondered how long it would take before the REIT bubble would explode. As always, it takes longer than one can imagine before economic reality prevails. We continued to favor capital markets companies, particularly asset managers and trust banks, because of their excellent long-term prospects. Several of our holdings struggled as mortgage-related losses at major Wall Street firms and stock market volatility increased, as selling was somewhat indiscriminant, but Northern Trust and Blackrock produced excellent results. We have owned very few banks for several years. Traditional banking is a commoditized business, and thus we have found few opportunities in this area. Among diversified financial services companies, futures exchanges CME Group, which we eliminated because its market capitalization became too large, and IntercontinentalExchange were outstanding performers in the last six months and for the entire year. In contrast, credit rating agency Moody’s fell sharply in the second half of the year. We think both Moody’s and media company McGraw-Hill, which owns the Standard & Poor’s franchise, are two of the most undervalued companies in the portfolio.

The fund’s information technology holdings were flat in the last six months and did not have a material impact on the fund’s relative performance. We prefer companies with strong business models in industries such as software, IT services, and semiconductors where there are high barriers to entry and low risk of commoditization. Our software stocks performed very well, thanks in part to strong demand for home video games as well as acquisitions of NAVTEQ and Activision. Internet software companies Baidu.com and VeriSign also produced solid gains. Most other underlying industries were relatively flat, but our semiconductor-related companies weakened significantly. Xilinx and Maxim Integrated Products, despite quality business models and reasonable valuations, were two of our largest detractors in the entire portfolio. We continue to like the industry’s long-term prospects, but we trimmed our semiconductor positions in the last six months because it appears that their growth rates in the next few years will not be as strong as we previously expected.

FUND DISTRIBUTIONS

The fund’s Board of Directors declared a distribution of capital gains totaling $0.79 per share—$0.17 for short-term gains and $0.62 for long-term gains. These distributions are taxable to investors in nonretirement accounts, and, by now, you should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2007 tax purposes.

Taxable investors who are concerned about the tax consequences of such distributions might consider the T. Rowe Price Tax-Efficient Multi-Cap Growth Fund as an alternative investment. Like the Diversified Mid-Cap Growth Fund, the Tax-Efficient Multi-Cap Growth Fund focuses primarily on the mid- and small-cap segment and uses a similar investment process, but it is specifically managed to minimize taxable distributions to shareholders, and its objective is to produce the best possible long-term after-tax returns. In the Diversified Mid-Cap Growth Fund, we eliminate investments in good companies when their market capitalizations grow beyond that of a mid-cap company, whereas in the Tax-Efficient Multi-Cap Growth Fund, we will continue to hold such companies as long as they remain a good longer-term investment. Of course, there is no guarantee that the fund’s attempts to manage its portfolio in a tax-efficient manner will be successful. The fund is subject to market risk, including possible loss of principal. (Please remember that an exchange from one fund to another involves the sale of shares. In a nonretirement account, such a transaction could result in the realization of a capital gain.)

For more information on this fund, please visit our Web site, www.troweprice.com, or call 1-800-225-5132 to request a prospectus or a briefer profile; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.

OUTLOOK

Simply put, “the party is over.” There will be tougher times ahead for the economy and the financial markets following a multi-year stretch of strength and speculation. Indeed, weak employment, housing market, and manufacturing data have strengthened the impression that the risk of recession is increasing.

We believe that the era of excesses—such as loose lending standards and practices, risk-seeking investment behavior, and a boom in mergers and leveraged buyouts (LBOs), several of which made little economic or business sense—has come to an end and that we are entering a period in which these “sins” and their consequences will be addressed. Going forward, credit standards are likely to be tighter than normal, investors are likely to pay more attention to the possibility of financial losses, and merger activity could be subdued. It is likely that the “hangover” will last for some time, as these issues will not be resolved in short order.

As our longer-term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We are quite comfortable with the composition of the fund and believe that investors will increasingly favor what we value: quality companies with good business models, strong managements, and favorable long-term prospects. We remain committed to finding and buying attractively valued growth companies for the portfolio, and we believe the capital markets environment is becoming more favorable toward our style of investing.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Chairman of the fund’s Investment Advisory Committee

January 10, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot protect against loss in a declining market or assure a profit.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An unmanaged international stock index that measures the performance of developed markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index: An unmanaged international stock index that measures the performance of developing markets around the world.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 100.2%		
CONSUMER DISCRETIONARY 17.0%		
Auto Components 0.5%		
Gentex (1)	13,400	238
Wabco Holdings	7,800	391
		629
Automobiles 0.9%		
Harley-Davidson (1)	13,900	650
Thor Industries (1)	4,900	186
Winnebago (1)	8,100	170
		1,006
Diversified Consumer Services 1.3%		
Apollo Group, Class A (2)	8,757	614
DeVry	8,600	447
H&R Block (1)	8,700	162
ITT Educational Services (2)	4,200	358
		1,581
Hotels, Restaurants & Leisure 4.5%		
Boyd Gaming (1)	4,400	150
Choice Hotels International (1)	10,800	359
International Game Technology (1)	17,100	751
Marriott, Class A	20,100	687
Melco PBL Entertainment, ADR (2)	23,100	267
Panera Bread, Class A (1)(2)	6,200	222
Royal Caribbean Cruises (1)	6,300	267
Starwood Hotels & Resorts Worldwide (1)	12,100	533
Tim Hortons (1)	9,000	332
WMS Industries (1)(2)	5,850	214
Wynn Resorts	5,100	572
Yum! Brands (1)	25,100	961
		5,315

Household Durables 0.4%		
Centex (1)	4,100	104
KB Home (1)	3,400	73
Lennar, Class A (1)	6,400	114
Pulte (1)	6,600	70
Toll Brothers (1)(2)	5,800	116
		477
Internet & Catalog Retail 0.5%		
Expedia (2)	18,900	598
		598
Leisure Equipment & Products 0.2%		
Mattel (1)	14,000	266
		266
Media 4.1%		
Cablevision Systems, Class A (2)	9,300	228
Central European Media Enterprises, Class A (1)(2)	2,200	255
Clear Channel Outdoor, Class A (1)(2)	18,900	523
CTC Media (1)(2)	13,600	411
DreamWorks Animation, Class A (1)(2)	4,700	120
Focus Media Holding, ADR (1)(2)	7,700	437
Lamar Advertising, Class A (1)	8,900	428
McGraw-Hill (1)	16,600	727
Meredith	2,700	148
Omnicom (1)	17,400	827
Shaw Communications, Class B	12,000	284
WPP Group, ADR (1)	7,800	502
		4,890
Multiline Retail 0.2%		
Family Dollar Stores (1)	10,600	204
		204

Specialty Retail 3.7%		
Advance Auto Parts (1)	6,700	255
AnnTaylor Stores (2)	5,500	141
Bed Bath & Beyond (2)	15,300	450
Dick's Sporting Goods (1)(2)	7,000	194
Men's Wearhouse (1)	6,200	167
O'Reilly Automotive (1)(2)	5,600	182
PetSmart (1)	8,600	202
Ross Stores (1)	18,500	473
Staples	15,800	364
Tiffany (1)	13,500	621
TJX	21,700	623
TSC (1)(2)	4,000	144
Urban Outfitters (1)(2)	7,600	207
Williams-Sonoma (1)	13,500	350
		4,373
Textiles, Apparel & Luxury Goods 0.7%		
Coach (2)	25,800	789
		789
Total Consumer Discretionary		20,128
CONSUMER STAPLES 2.6%		
Beverages 0.4%		
Brown-Forman, Class B	6,600	489
		489
Food Products 1.2%		
Hershey Foods (1)	8,800	347
McCormick (1)	10,800	409
Wrigley	10,625	622
		1,378

Household Products 0.4%		
Clorox	6,500	424
		424
Personal Products 0.6%		
Avon	19,000	751
		751
Total Consumer Staples		3,042
ENERGY 10.4%		
Energy Equipment & Services 5.2%		
BJ Services (1)	10,400	252
Cameron International (2)	20,200	972
Core Laboratories (1)(2)	6,800	848
Diamond Offshore Drilling (1)	4,500	639
FMC Technologies (1)(2)	15,000	851
Nabors Industries (1)(2)	11,400	312
Smith International (1)	13,100	968
TETRA Technologies (1)(2)	15,000	234
Weatherford International (2)	15,500	1,063
		6,139
Oil, Gas & Consumable Fuels 5.2%		
Arch Coal	9,800	440
Bill Barrett (1)(2)	5,800	243
Cabot Oil & Gas	6,100	246
Compton Petroleum (1)(2)	25,100	231
CONSOL Energy	12,200	873
Foundation Coal	15,400	808
Mariner Energy (1)(2)	9,100	208
Murphy Oil (1)	9,400	797
SandRidge Energy (2)	7,800	280
Ultra Petroleum (2)	11,700	837

Williams Companies	25,900	927
XTO Energy	5,791	297
		6,187
Total Energy		12,326

FINANCIALS 9.5%

Capital Markets 4.0%

Affiliated Managers Group (1)(2)	3,500	411
Bear Stearns (1)	2,900	256
Blackrock (1)	2,600	564
Eaton Vance (1)	10,300	468
Federated Investors, Class B	10,200	420
Janus Capital Group (1)	10,100	332
Lazard, Class A (1)	13,100	533
Legg Mason	2,750	201
Northern Trust	13,400	1,026
optionsXpress (1)	6,400	216
SEI (1)	9,600	309
		4,736

Commercial Banks 0.8%

City National (1)	2,400	143
East West Bancorp (1)	5,000	121
First Horizon National (1)	5,100	92
SVB Financial Group (1)(2)	6,700	338
Synovus Financial	8,000	193
UCBH Holdings (1)	5,600	79
		966

Diversified Financial Services 2.5%

Interactive Brokers, Class A (1)(2)	7,000	226
IntercontinentalExchange (2)	5,100	982
Moody's (1)	19,900	710

Nymex (1)	7,700	1,029
		2,947
Insurance 2.2%		
Ambac Financial Group (1)	11,000	283
Aon (1)	5,800	277
Arch Capital Group (2)	5,100	359
Assurant (1)	4,500	301
Axis Capital Holdings (1)	5,600	218
Brown & Brown (1)	6,300	148
Markel (2)	400	196
MBIA (1)	11,000	205
Philadelphia Consolidated (2)	8,200	323
RenaissanceRe Holdings	3,100	187
Willis Group (1)	4,900	186
		2,683
Total Financials		11,332
HEALTH CARE 16.3%		
Biotechnology 1.9%		
Alkermes (1)(2)	11,400	178
Amylin Pharmaceuticals (1)(2)	4,300	159
Celgene (1)(2)	6,200	286
Cephalon (1)(2)	6,800	488
Genzyme (2)	7,100	528
Martek Biosciences (1)(2)	4,800	142
Medarex (1)(2)	14,400	150
Theravance (1)(2)	8,700	170
Vertex Pharmaceuticals (1)(2)	8,600	200
		2,301
Health Care Equipment & Supplies 5.3%		
American Medical Systems (1)(2)	12,200	176

Airlines 0.4%		
SkyWest (1)	10,700	287
Southwest Airlines (1)	19,700	241
		528
Commercial Services & Supplies 3.9%		
American Reprographics (1)(2)	17,200	283
Avery Dennison (1)	3,400	181
Cintas (1)	6,600	222
Corporate Executive Board (1)	7,400	445
Dun & Bradstreet	3,300	293
Equifax (1)	6,500	236
HNI Corporation (1)	2,700	95
Manpower	6,700	381
Republic Services	25,550	801
Ritchie Bros. Auctioneers	9,000	744
Robert Half International (1)	12,300	333
Stericycle (1)(2)	9,600	570
		4,584
Construction & Engineering 2.3%		
Fluor	6,700	976
Foster Wheeler (2)	6,400	992
Quanta Services (1)(2)	28,600	751
		2,719
Electrical Equipment 0.9%		
AMETEK (1)	11,550	541
General Cable (1)(2)	4,000	293
II-VI (1)(2)	6,300	192
		1,026
Industrial Conglomerates 1.2%		
McDermott International (2)	17,700	1,045

Roper Industries	7,200	450
		1,495
Machinery 2.3%		
Donaldson (1)	11,900	552
Graco (1)	9,200	343
IDEX	9,675	349
ITT	4,800	317
Joy Global (1)	9,900	652
Pall	6,700	270
Terex (1)(2)	3,400	223
		2,706
Road & Rail 0.6%		
Landstar Systems	16,200	683
		683
Trading Companies & Distributors 0.7%		
Fastenal (1)	9,300	376
W. W. Grainger (1)	5,200	455
		831
Total Industrials & Business Services		18,886
INFORMATION TECHNOLOGY 22.2%		
Communications Equipment 1.3%		
F5 Networks (1)(2)	12,400	354
Foundry Networks (1)(2)	16,400	287
JDS Uniphase (1)(2)	16,100	214
Juniper Networks (1)(2)	21,600	717
		1,572
Computers & Peripherals 1.7%		
Logitech International (2)	7,900	290
Network Appliance (1)(2)	36,300	906

QLogic (1)(2)	18,800	267
Seagate Technology	21,700	553
		2,016

Electronic Equipment & Instruments 1.2%

Cogent (1)(2)	16,600	185
Dolby Laboratories, Class A (2)	7,400	368
FLIR Systems (1)(2)	10,400	325
Jabil Circuit (1)	20,700	316
National Instruments	7,550	252
		1,446

Internet Software & Services 1.7%

Baidu.com, ADR (1)(2)	700	273
Digital River (1)(2)	6,400	212
Monster Worldwide (2)	13,100	425
Sina (2)	6,900	306
VeriSign (2)	13,700	515
Vistaprint (1)(2)	5,700	244
		1,975

IT Services 3.6%

Cognizant Technology Solutions, Class A (2)	24,500	831
DST Systems (1)(2)	2,600	215
Fidelity National Information	5,700	237
Fiserv (2)	4,500	250
Global Payments	5,200	242
Iron Mountain (1)(2)	11,099	411
Neustar, Class A (1)(2)	7,100	203
Paychex (1)	24,400	884
Perot Systems, Class A (1)(2)	13,700	185
Satyam Computer Services, ADR (1)	16,800	449
Western Union	17,400	422
		4,329

Office Electronics 0.1%

Zebra Technologies, Class A (2)	2,850	99
		99

Semiconductor & Semiconductor Equipment 7.0%

Altera (1)	40,500	783
Analog Devices	19,500	618
Broadcom, Class A (1)(2)	27,300	714
Cymer (1)(2)	3,300	129
Fairchild Semiconductor, Class A (2)	9,000	130
Integrated Device Technology (1)(2)	13,300	150
Intersil, Class A	5,700	140
KLA-Tencor (1)	3,800	183
Lam Research (1)(2)	3,400	147
Linear Technology (1)	23,700	754
Marvell Technology Group (2)	27,200	380
Maxim Integrated Products	20,200	535
MEMC Electronic Materials (2)	10,400	920
Microchip Technology (1)	23,900	751
National Semiconductor	20,100	455
ON Semiconductor (1)(2)	18,500	164
Silicon Laboratories (2)	10,800	404
Teradyne (1)(2)	22,400	232
Xilinx	30,600	669
		8,258

Software 5.6%

Activision (2)	22,254	661
Autodesk (2)	18,300	911
Cadence Design Systems (1)(2)	9,100	155
Citrix Systems (2)	9,100	346
Electronic Arts (2)	13,700	800
FactSet Research Systems (1)	9,350	521
Intuit (2)	16,400	518

Jack Henry & Associates (1)	7,100	173
McAfee (2)	8,500	319
Red Hat (1)(2)	43,400	904
Salesforce.com (1)(2)	9,100	570
Symantec (1)(2)	12,600	203
Synopsys (2)	9,600	249
THQ (1)(2)	12,300	347
		6,677
Total Information Technology		26,372
MATERIALS 1.8%		
Chemicals 0.7%		
Ecolab	11,000	564
Sigma Aldrich	4,400	240
		804
Metals & Mining 1.1%		
Agnico-Eagle Mines	5,000	273
Carpenter Technology (1)	13,600	1,022
		1,295
Total Materials		2,099
TELECOMMUNICATION SERVICES 3.4%		
Wireless Telecommunication Services 3.4%		
American Tower, Class A (2)	21,900	933
Crown Castle International (1)(2)	23,600	982
Leap Wireless International (1)(2)	11,300	527
MetroPCS Communications (2)	17,300	336
NII Holdings, Class B (2)	9,000	435
SBA Communications (1)(2)	24,900	843
Total Telecommunication Services		4,056

UTILITIES 1.1%

Electric Utilities 0.7%

Reliant Energy (1)(2)	29,800	782
		782

Independent Power Producers & Energy Traders 0.4%

AES (2)	23,900	511
		511
Total Utilities		1,293
Total Common Stocks (Cost $99,261)		118,944

SHORT-TERM INVESTMENTS 0.6%

Money Market Funds 0.6%

T. Rowe Price Reserve Investment Fund, 4.95% (3)(4)	691,914	692
Total Short-Term Investments (Cost $692)		692

SECURITIES LENDING COLLATERAL 23.0%

Money Market Trust 23.0%

State Street Bank and Trust Company of New Hampshire N.A. Securities Lending Quality Trust units, 4.944% (3)	27,334,550	27,335
Total Securities Lending Collateral (Cost $27,335)		27,335
Total Investments in Securities **123.8% of Net Assets (Cost $127,288)**		**$ 146,971**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) All or a portion of this security is on loan at December 31, 2007 -- total value of such securities at period-end amounts to $27,177. See Note 2.
(2) Non-income producing
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, the value of loaned securities was $27,177,000; aggregate collateral consisted of $27,335,000 in the money market pooled trust and U.S. government securities valued at $583,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $46,031,000 and $29,417,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $127,288,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25% . For a period of three years after the date of any reimbursement or waiver, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $120,000 were repaid to the manager during the year ended December 31, 2007. Including these amounts, management fees waived in the amount of $20,000 remain subject to repayment at December 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $97,000 for Price Associates, $199,000 for T. Rowe Price Services, Inc., and $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,446,000 from short-term capital gains,

• $5,354,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $522,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $478,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2003	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2003	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2003	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2003

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services Limited,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
2006
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Diversified Mid-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc.
Growth Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc., T. Rowe Price International, Inc.,
Growth Fund	and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Diversified	T. Rowe Price; Vice President, T. Rowe Price
Mid-Cap Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Mid-Cap	Trust Company
Growth Fund

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Diversified Mid-Cap	Investment Services, Inc., T. Rowe Price Services,
Growth Fund	Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Diversified Mid-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc.
Growth Fund

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc.
Growth Fund

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President, Diversified Mid-Cap Growth Fund	Group, Inc.

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc.
Growth Fund

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Diversified Mid-Cap
Growth Fund

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Diversified Mid-Cap	Group, Inc., and T. Rowe Price Trust Company
Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008